DEAN WITTER CONVERTIBLE SECURITIES TRUST  TWO WORLD TRADE CENTER, NEW YORK, NEW
                                          YORK 10048
LETTER TO THE SHAREHOLDERS

DEAR SHAREHOLDER:

The fiscal year ended September 30, 1995 began on a rocky note with uncertainties about the strength of the economy, the direction of interest rates and the threat of inflation. However, by the mid-point of the fiscal year, the U.S. stock market, led by the technology sector, was beginning one of the strongest bull markets in recent years.

PERFORMANCE

For the twelve-month period ended September 30, 1995, Dean Witter Convertible Securities Trust provided a return of 13.68 percent, compared to a return of
18.83 percent for the Goldman Sachs Convertible 100 Index and a return of 14.24 percent for the average fund in the Lipper convertible securities funds category. During the fiscal year, the Fund's quarterly income dividend was increased from $0.085 per share to $0.12 per share. The Fund declared dividends totaling $0.496 per share during the fiscal year, including a special income dividend of $0.086 per share paid on December 30, 1994.

The Fund underperformed the broad stock market during the fiscal year due primarily to its heavy exposure to small-capitalization companies, which lagged larger-capitalization companies, and to the limited number of convertible issues available in the technology universe, which performed extraordinarily well during the period under review. The accompanying chart illustrates the performance of a $10,000 investment in the Fund since inception (October 31, 1985) through the fiscal year ended September 30, 1995, versus the performance of a similar investment in the issues represented in the Goldman Sachs Convertible 100 Index (the Index). The divergence between the performance of the Fund and the Index is attributable to the fact that the 100 issues in the Index are equally weighted (each one represents one percent), so that no bond or stock would significantly impact performance. In contrast, the Fund is not equally weighted and thus was affected more acutely than the Index by the extreme volatility experienced by the convertible securities market following the October 19, 1987 stock market crash

DEAN WITTER CONVERTIBLE SECURITIES TRUST
LETTER TO THE SHAREHOLDERS, CONTINUED

and the correction following the Persian Gulf crisis in 1990. However, since a restructuring of the portfolio that took place at the end of 1992, the Fund has more closely tracked the convertible market and performed admirably against its peer group.

INVESTMENT STRATEGY
                                                    [GRAPHIC]
During the past year, the Fund focused
on reducing volatility by diversifying
its portfolio over a wide range of
industries and by emphasizing
convertible issues with short
maturities and long call protection and
attractive risk/reward characteristics.
These characteristics include a
relatively high current yield to
support the price of the convertible
issue in the event of a decline in the
underlying stock and a reasonable
conversion premium to ensure price
participation in any appreciation of
the underlying stock. While this
strategy should prove to be beneficial
in a declining market, it can result in
the Fund's underperforming in very
strong markets.

Currently, the Fund's portfolio is
diversified among a broad range of
industries including home building (4
percent of assets), energy (5 percent),
real estate (9 percent), restaurants (6
percent) and retailers (7 percent).
Among the Fund's stronger performing
holdings during the fiscal year were
U.S. Home Corp. and Toll Corp.
(homebuilding), Valero Energy Corp
(energy), Capstone Capital Corp. (real
estate), Careline, Inc. (health care)
and United States Filter Corp.
(environmental). More recently, the
Fund finds the broadcasting sector
attractive and has added Rogers
Communications and Scandinavian Broadcasting to the portfolio.

DEAN WITTER CONVERTIBLE SECURITIES TRUST
LETTER TO THE SHAREHOLDERS, CONTINUED

LOOKING AHEAD

Going forward, the Fund will continue to utilize a value-oriented, bottom-up approach to evaluate companies and their investment merits, emphasizing companies and industries with strong underlying fundamentals and solid long-term growth prospects. In selecting securities for the portfolio, the Fund focuses on under-followed, small and medium-capitalization companies that issue convertible securities. We believe these issues offer excellent participation in a rising equity market and solid downside protection in a declining market.

As the convertible securities market continues to grow, we believe this under-utilized asset class will offer a wide variety of investment opportunities which will provide investors with current income and capital appreciation potential.

We appreciate your continued support of Dean Witter Convertible Securities Trust and look forward to serving your investment needs.

Very truly yours,

             [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------

             CORPORATE BONDS (60.6%)
             CONVERTIBLE BONDS (59.6%)
             AIRLINES (2.1%)
 $   2,999   Continental Airlines - 144A**...............      6.00+ %    02/01/02  $     2,849,036
     1,000   Reno Air Inc. - 144A**......................      9.00       09/30/02        1,000,000
                                                                                    ---------------
                                                                                          3,849,036
                                                                                    ---------------
             AUTO PARTS (1.6%)
     2,900   Arvin Industries, Inc.......................      7.50       09/30/14        2,907,250
                                                                                    ---------------
             BANKS - INTERNATIONAL (1.7%)
     3,000   MBL International Finance (Bermuda) (WI)....      3.00       11/30/02        3,135,000
                                                                                    ---------------
             BROADCASTING (3.1%)
     7,000   Rogers Communications, Inc..................      2.00       11/26/05        3,517,500
     2,000   Scandinavian Broadcasting (Luxembourg)......      7.25       08/01/05        2,245,000
                                                                                    ---------------
                                                                                          5,762,500
                                                                                    ---------------
             CHEMICALS (1.7%)
     7,500   RPM, Inc....................................      0.00       09/30/12        3,131,250
                                                                                    ---------------
             CONGLOMERATES (0.8%)
     1,500   Alfa S.A. de C.V. (Mexico) - 144A**.........      8.00       09/15/00        1,500,000
                                                                                    ---------------
             DRUGS (0.5%)
     1,000   McKesson Corp...............................      4.50       03/01/04          904,000
                                                                                    ---------------
             ELECTRICAL & ELECTRONICS (0.4%)
       850   Recognition Equipment Inc...................      7.25       04/15/11          765,000
                                                                                    ---------------
             ELECTRICAL EQUIPMENT (1.1%)
     2,000   Magnetek, Inc...............................      8.00       09/15/01        1,975,000
                                                                                    ---------------
             ENTERTAINMENT (0.9%)
     2,050   Savoy Pictures Entertainment, Inc...........      7.00       07/01/03        1,588,750
                                                                                    ---------------
             ENTERTAINMENT/GAMING (3.7%)
     2,500   Argosy Gaming Co............................     12.00       06/01/01        2,531,250
     1,900   United Gaming, Inc..........................      7.50       09/15/03        1,179,254
     5,200   United Gaming, Inc. - 144A**................      7.50       09/15/03        3,227,432
                                                                                    ---------------
                                                                                          6,937,936
                                                                                    ---------------
             ENVIRONMENTAL CONTROL (1.5%)
     2,000   Air & Water Technologies Corp...............      8.00       05/15/15        1,675,000
     1,000   United States Filter Corp. - 144A**.........      6.00       09/15/05        1,065,000
                                                                                    ---------------
                                                                                          2,740,000
                                                                                    ---------------
             FINANCIAL (1.2%)
     2,100   American Travellers Corp....................      6.50       10/01/05        2,193,219
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------
             FINANCIAL SERVICES (3.8%)
 $   2,000   AT&T Latin American Equity - 144A**.........      0.00  %    03/30/99  $     1,690,000
    12,500   Fidelity National Financial, Inc............      0.00       02/15/09        5,281,250
                                                                                    ---------------
                                                                                          6,971,250
                                                                                    ---------------
             HEALTHCARE (4.6%)
     4,335   Careline, Inc. - 144A**.....................      8.00       05/01/01        4,519,237
     2,900   Grancare, Inc...............................      6.50       01/15/03        2,675,250
       850   Pharmaceutical Marketing Services, Inc......      6.25       02/01/03          671,500
       850   Pharmaceutical Marketing Services, Inc. -
             144A**......................................      6.25       02/01/03          689,596
                                                                                    ---------------
                                                                                          8,555,583
                                                                                    ---------------
             HOME BUILDING (2.1%)
     1,300   Toll Corp...................................      4.75       01/15/04        1,315,015
     3,015   U.S. Home Corp..............................      4.875      11/01/05        2,612,498
                                                                                    ---------------
                                                                                          3,927,513
                                                                                    ---------------
             INDUSTRIALS (0.6%)
       900   Raymond Corp................................      6.50       12/15/03        1,116,000
                                                                                    ---------------
             INSURANCE (0.8%)
     1,500   Horace Mann Educators Corp..................      6.50       12/01/99        1,541,250
                                                                                    ---------------
             METALS (0.5%)
     1,250   Crown Resources Corp........................      5.75       08/27/01          925,000
                                                                                    ---------------
             OIL & GAS (2.7%)
     1,000   Cross Timbers Oil Co........................      5.25       11/01/03          850,000
    11,000   Valhi Inc...................................      0.00       10/20/07        4,070,000
                                                                                    ---------------
                                                                                          4,920,000
                                                                                    ---------------
             PHARMACEUTICALS (0.7%)
     1,500   Sandoz Capital BVI, Ltd. (Switzerland) -
             144A** (WI).................................      2.00       10/06/02        1,264,687
                                                                                    ---------------
             PUBLISHING (4.2%)
    10,000   Hollinger, Inc..............................      0.00       10/05/13        3,062,500
     4,500   Time Warner, Inc............................      0.00       12/17/12        1,528,560
     3,092   Time Warner, Inc............................      8.75       01/10/15        3,246,128
                                                                                    ---------------
                                                                                          7,837,188
                                                                                    ---------------
             REAL ESTATE INVESTMENT TRUST (4.2%)
     2,850   Alexander Haagen Properties, Inc. (Series
             A)..........................................      7.50       01/15/01        2,372,625
     3,750   Camden Property Trust.......................      7.33       04/01/01        3,675,000
     1,500   Capstone Capital Corp.......................     10.50       04/01/02        1,725,825
                                                                                    ---------------
                                                                                          7,773,450
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------
             RESTAURANTS (4.4%)
 $  14,000   Boston Chicken Inc..........................      0.00  %    06/01/15  $     3,395,000
     4,000   Shoney's Inc................................      0.00       04/11/04        1,710,000
     3,375   TPI Enterprises, Inc........................      8.25       07/15/02        3,105,000
                                                                                    ---------------
                                                                                          8,210,000
                                                                                    ---------------
             RETAIL (5.9%)
     1,500   Baby Superstore.............................      4.875      10/01/00        1,530,937
     1,500   Eagle Hardware & Garden Inc.................      6.25       03/15/01        1,166,250
     1,250   Federated Department Stores, Inc............      9.72       02/15/04        1,259,375
     7,000   Rite Aid Corp...............................      0.00       07/24/06        3,498,880
     2,000   Sports & Recreation Inc.....................      4.25       11/01/00        1,505,000
     2,000   Tops Appliance City Inc.....................      6.50       11/30/03          900,000
     1,150   Waban, Inc..................................      6.50       07/01/02        1,138,500
                                                                                    ---------------
                                                                                         10,998,942
                                                                                    ---------------
             STEEL (0.7%)
     1,275   Nippon Denro Ltd. (India) - 144A**..........      3.00       04/01/01          809,625
       500   Sahaviriya Steel (Thailand) - 144A**........      3.50       07/26/05          458,750
                                                                                    ---------------
                                                                                          1,268,375
                                                                                    ---------------
             TELECOMMUNICATIONS (1.8%)
     2,500   Audiovox Corp...............................      6.25       03/15/01        1,587,500
     5,000   U.S. Cellular Corp..........................      0.00       06/15/15        1,793,750
                                                                                    ---------------
                                                                                          3,381,250
                                                                                    ---------------
             TEXTILES (1.9%)
     3,250   Interface, Inc..............................      8.00       09/15/13        3,539,089
                                                                                    ---------------
             TRANSPORTATION - INTERNATIONAL (0.4%)
     1,651   Consorcio G Grupo S.A. de C.V. (Mexico).....      8.00       08/08/04          718,185
                                                                                    ---------------

             TOTAL CONVERTIBLE BONDS
             (IDENTIFIED COST $112,562,947).......................................      110,336,703
                                                                                    ---------------
             NON-CONVERTIBLE BOND (1.0%)
             RESTAURANTS
     2,500   Flagstar Corp. (Identified Cost
             $2,450,000).................................     11.375      09/15/03        1,925,000
                                                                                    ---------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $115,012,947).......................................      112,261,703
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995, CONTINUED

 NUMBER OF
  SHARES                                                                                    VALUE
------------------------------------------------------------------------------------------------------

             CONVERTIBLE PREFERRED STOCKS (16.8%)
             AUTO PARTS (0.9%)
   111,100   MascoTech, Inc. $1.20...................................................  $     1,472,075
                                                                                       ---------------
             BIOTECHNOLOGY (0.5%)
    63,500   Gensia, Inc. $3.75 - 144A**.............................................          920,750
                                                                                       ---------------
             CHEMICALS (0.8%)
    10,000   Atlantic Richfield Co. $2.228...........................................          255,000
    20,000   Occidental Petroleum Corp. $3.875 - 144A**..............................        1,132,500
                                                                                       ---------------
                                                                                             1,387,500
                                                                                       ---------------
             CONGLOMERATES (0.8%)
   100,000   Westinghouse Electric Corp. (Series C) $1.30 - 144A**...................        1,512,500
                                                                                       ---------------
             ENTERTAINMENT (1.1%)
    62,600   AMC Entertainment, Inc. $1.75...........................................        2,065,800
                                                                                       ---------------
             ENTERTAINMENT/GAMING (1.1%)
   175,000   Bally Entertainment Corp. $0.89.........................................        1,968,750
                                                                                       ---------------
             FINANCIAL (2.3%)
    45,000   Penncorp Financial Group $3.375.........................................        2,722,500
    50,000   Time Warner Financing $1.24.............................................        1,625,000
                                                                                       ---------------
                                                                                             4,347,500
                                                                                       ---------------
             FOODS (0.8%)
    30,000   Chiquita Brands International, Inc. (Series A) $2.875...................        1,545,000
                                                                                       ---------------
             HOME BUILDING (1.7%)
   120,000   Beazer Homes (Series A) $2.00...........................................        3,210,000
                                                                                       ---------------
             METALS (0.2%)
    16,600   Freeport-McMoran Copper & Gold, Inc. $1.25..............................          427,450
                                                                                       ---------------
             OIL & GAS (2.5%)
    75,000   Kelley Oil & Gas Corp. $2.625...........................................        1,331,250
    65,000   Valero Energy Corp. $3.125..............................................        3,339,375
                                                                                       ---------------
                                                                                             4,670,625
                                                                                       ---------------
             PAPER PRODUCTS (0.6%)
    25,000   International Paper Capital Trust $2.625 - 144A**.......................        1,185,950
                                                                                       ---------------
             REAL ESTATE (1.1%)
    50,000   Catellus Development Corp (Series B) $3.625 - 144A**....................        2,028,150
                                                                                       ---------------
             STEEL (1.2%)
    25,000   WHX Corp. (Series A) $3.25..............................................        1,146,875
    25,000   WHX Corp. (Series B) $3.75..............................................        1,087,500
                                                                                       ---------------
                                                                                             2,234,375
                                                                                       ---------------
             TELECOMMUNICATIONS (0.7%)
    35,000   Sprint Corporation $2.63................................................        1,246,875
                                                                                       ---------------
             WASTE MANAGEMENT (0.5%)
    45,000   International Technology Corp. $1.75....................................          922,500
                                                                                       ---------------

             TOTAL CONVERTIBLE PREFERRED STOCKS
             (IDENTIFIED COST $29,240,124)...........................................       31,145,800
                                                                                       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995, CONTINUED

 NUMBER OF
  SHARES                                                                                    VALUE
------------------------------------------------------------------------------------------------------

             COMMON STOCKS (9.9%)
             AUTO PARTS (0.3%)
    49,900   MascoTech, Inc..........................................................  $       561,375
                                                                                       ---------------
             ENTERTAINMENT/GAMING (0.4%)
    57,938   International Game Technology...........................................          774,921
                                                                                       ---------------
             ENVIRONMENTAL CONTROL (0.6%)
   122,000   OHM Corp.*..............................................................        1,098,000
                                                                                       ---------------
             HEALTHCARE (0.3%)
    50,000   Regency Health Services, Inc.*..........................................          518,750
                                                                                       ---------------
             HOTELS/MOTELS (0.5%)
    85,000   Equity Inns, Inc........................................................          977,500
                                                                                       ---------------
             MANUFACTURING (1.1%)
   201,000   Foamex International Inc.*..............................................        2,085,375
                                                                                       ---------------
             REAL ESTATE INVESTMENT TRUST (3.9%)
    95,155   Alexander Haagen Properties, Inc........................................        1,106,177
    58,100   Avalon Properties, Inc..................................................        1,183,787
    12,000   Camden Property Trust...................................................          265,500
   105,000   Irvine Apartment Communities, Inc.......................................        1,850,625
    50,000   Patriot American Hospitality............................................        1,281,250
    35,000   Reckson Associates Realty Corp..........................................          927,500
    25,000   Urban Shopping Centers, Inc.............................................          550,000
                                                                                       ---------------
                                                                                             7,164,839
                                                                                       ---------------
             RESTAURANTS (1.1%)
   105,000   Brinker International, Inc.*............................................        1,561,875
    75,000   Flagstar Companies, Inc.*...............................................          393,750
                                                                                       ---------------
                                                                                             1,955,625
                                                                                       ---------------
             RETAIL (1.5%)
    35,000   Michaels Stores, Inc.*..................................................          568,750
    58,700   TJX Companies, Inc......................................................          697,062
    20,000   Toys 'R' Us, Inc.*......................................................          540,000
    54,500   Waban, Inc.*............................................................        1,028,688
                                                                                       ---------------
                                                                                             2,834,500
                                                                                       ---------------
             TRANSPORTATION (0.2%)
    40,000   Team Rental Group, Inc.*................................................          390,000
                                                                                       ---------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $21,087,206)...........................................       18,360,885
                                                                                       ---------------

 NUMBER OF                                                              EXPIRATION
 WARRANTS                                                                  DATE           VALUE
----------------------------------------------------------------------------------------------------

             WARRANTS (0.0%)
             TELECOMMUNICATIONS
    45,000   Audiovox Corp. - 144A** (Identified Cost $0)*............     03/15/01           67,500
                                                                                     ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                  VALUE
------------------------------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS (16.9%)
             U.S. GOVERNMENT AGENCIES (a) (16.8%)
 $   4,000   Federal Home Loan Banks
             5.57% due 10/18/95......................................................  $     3,989,479
    19,100   Federal Home Loan Mortgage Corp.
             5.65 to 6.30% due 10/02/95 to 10/06/95***...............................       19,090,770
     8,000   Federal National Mortgage Association
             5.60 to 5.63% due 10/10/95 to 10/12/95..................................        7,987,525
                                                                                       ---------------

             TOTAL U.S. GOVERNMENT AGENCIES
             (AMORTIZED COST $31,067,774)............................................       31,067,774
                                                                                       ---------------

             REPURCHASE AGREEMENT (0.1%)
       217   The Bank of New York
             5.375% due 10/02/95 (dated 09/29/95; proceeds $217,096; collateralized by $228,527 U.S. Treasury Note 7.25% due 05/15/04 valued at $249,505)
             (Identified Cost $216,999)..............................................          216,999
                                                                                       ---------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $31,284,773)...........................................       31,284,773
                                                                                       ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST $196,625,050) (B)...........      104.2%   193,120,661

LIABILITIES IN EXCESS OF OTHER ASSETS........       (4.2)    (7,722,296)
                                                   -----   ------------

NET ASSETS...................................      100.0%  $185,398,365
                                                   -----   ------------
                                                   -----   ------------

---------------------
WI   Securities purchased on a when issued basis.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
*** Some or all of these securities are segregated in connection with when-issue securities.
 +   Payment-in-kind security.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes is $197,493,421; the aggregate gross unrealized appreciation is $7,999,341 and the aggregate gross unrealized depreciation is $12,372,101, resulting in net unrealized depreciation of $4,372,760.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

ASSETS:
Investments in securities, at value
  (identified cost $196,625,050)............................  $ 193,120,661
Receivable for:
    Investments sold........................................      2,065,625
    Interest................................................      1,313,598
    Dividends...............................................        209,320
    Shares of beneficial interest sold......................        121,345
Prepaid expenses and other assets...........................         16,089
                                                              -------------

     TOTAL ASSETS...........................................    196,846,638
                                                              -------------

LIABILITIES:
Payable for:
    Investments purchased...................................     10,876,125
    Plan of distribution fee................................        151,433
    Dividends to shareholders...............................         98,221
    Investment management fee...............................         90,860
    Shares of beneficial interest repurchased...............         88,279
Accrued expenses and other payables.........................        143,355
                                                              -------------

     TOTAL LIABILITIES......................................     11,448,273
                                                              -------------

NET ASSETS:
Paid-in-capital.............................................    552,749,655
Net unrealized depreciation.................................     (3,504,389)
Accumulated undistributed net investment income.............      5,408,228
Accumulated net realized loss...............................   (369,255,129)
                                                              -------------

     NET ASSETS.............................................  $ 185,398,365
                                                              -------------
                                                              -------------

NET ASSET VALUE PER SHARE,
  15,885,991 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF
  $.01 PAR VALUE)...........................................
                                                                     $11.67
                                                              -------------
                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1995

NET INVESTMENT INCOME:

INCOME
Interest....................................................  $10,345,101
Dividends (net of $2,372 foreign withholding tax)...........    2,538,044
                                                              -----------

     TOTAL INCOME...........................................   12,883,145
                                                              -----------

EXPENSES
Plan of distribution fee....................................    1,790,824
Investment management fee...................................    1,074,494
Transfer agent fees and expenses............................      368,931
Registration fees...........................................       73,370
Shareholder reports and notices.............................       62,399
Professional fees...........................................       59,863
Custodian fees..............................................       34,737
Trustees' fees and expenses.................................       25,679
Other.......................................................       12,513
                                                              -----------

     TOTAL EXPENSES.........................................    3,502,810
                                                              -----------

     NET INVESTMENT INCOME..................................    9,380,335
                                                              -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................   10,976,243
Net change in unrealized depreciation.......................    2,262,729
                                                              -----------

     NET GAIN...............................................   13,238,972
                                                              -----------

NET INCREASE................................................  $22,619,307
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                              SEPTEMBER 30, 1995   SEPTEMBER 30, 1994
-----------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................     $  9,380,335         $  7,373,073
Net realized gain...........................................       10,976,243           24,216,296
Net change in unrealized appreciation/depreciation..........        2,262,729          (21,824,460)
                                                              ------------------   ------------------

     NET INCREASE...........................................       22,619,307            9,764,909
                                                              ------------------   ------------------

Dividends to shareholders from net investment income........       (8,166,179)          (7,325,103)
Net decrease from transactions in shares of beneficial
  interest..................................................      (19,449,807)         (19,938,327)
                                                              ------------------   ------------------
    TOTAL DECREASE..........................................       (4,996,679)         (17,498,521)

NET ASSETS:
Beginning of period.........................................      190,395,044          207,893,565
                                                              ------------------   ------------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $5,408,228 AND $3,360,672, RESPECTIVELY)................     $185,398,365         $190,395,044
                                                              ------------------   ------------------
                                                              ------------------   ------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Convertible Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on May 21, 1985 and commenced operations on October 31, 1985.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts on securities purchased are accreted over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER CONVERTIBLE SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1995, CONTINUED

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays its Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.60% to the portion of average daily net assets not exceeding $750 million; 0.55% to the portion of average daily net assets exceeding $750 million but not exceeding $1 billion; 0.50% to the portion of average daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.475% to the portion of average daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.45% to the portion of average daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.425% to the portion of average daily net assets exceeding $3 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate

DEAN WITTER CONVERTIBLE SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1995, CONTINUED

gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the year ended September 30, 1995, it received approximately $76,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1995 aggregated $217,276,501 and $245,971,391, respectively. For the same period, the Fund incurred brokerage commissions of $27,100 with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At September 30, 1995, the Fund had transfer agent fees and expenses payable of approximately $36,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during

DEAN WITTER CONVERTIBLE SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1995, CONTINUED

the last five years of service. Aggregate pension costs for the year ended September 30, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,987. At September 30, 1995, the Fund had an accrued pension liability of $52,482 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                        FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                                        SEPTEMBER 30, 1995            SEPTEMBER 30, 1994
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    2,692,941   $   29,337,865     2,423,832   $ 26,535,360
Reinvestment of dividends........................................      648,602        6,920,932       578,431      6,216,691
                                                                   -----------   --------------   -----------   ------------
                                                                     3,341,543       36,258,797     3,002,263     32,752,051
Repurchased......................................................   (5,171,631)     (55,708,604)   (4,869,009)   (52,690,378)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................   (1,830,088)  $  (19,449,807)   (1,866,746)  $(19,938,327)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

During the year ended September 30, 1995, the Fund utilized approximately $10,073,000 of its net capital loss carryover. At September 30, 1995, the Fund had a net capital loss carryover of approximately $368,387,000 to offset future capital gains to the extent provided by regulations available through September 30 of the following years:

                             AMOUNTS IN THOUSANDS
------------------------------------------------------------------------------
  1996         1997          1998         1999         2000          Total
---------  -------------  -----------  -----------  -----------  -------------
$   5,107  $     218,065  $    36,349  $    46,135  $    62,731  $     368,387

As of September 30, 1995, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to corporate reorganizations. To reflect reclassifications arising from permanent book/tax differences for the year ended September 30, 1995, accumulated net realized loss was charged and accumulated undistributed net investment income was credited $833,400.

7. AGREEMENT AND PLAN OF REORGANIZATION

On August 24, 1995, the Board of Trustees of TCW/DW Global Convertible Trust ("Global Convertible"), an open-end, non-diversified management investment company, unanimously adopted an Agreement and Plan of Reorganization, whereby shareholders of Global Convertible would become shareholders of the Fund receiving shares of the Fund equal to the value of their holdings in Global Convertible (the "Reorganization"). The Fund's investment objective and policies will not be changed as a result of the Reorganization. The Reorganization is contingent upon the approval of Global Convertible Shareholders as of record date October 20, 1995.

DEAN WITTER CONVERTIBLE SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                             FOR THE PERIOD
                                      FOR THE YEAR ENDED SEPTEMBER 30                      OCTOBER 31, 1985*
                   ----------------------------------------------------------------------       THROUGH
                    1995    1994    1993    1992    1991    1990    1989    1988    1987   SEPTEMBER 30, 1986
-------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE:

Net asset value,
 beginning of
 period..........  $10.75  $10.62  $ 8.92  $ 8.67  $ 7.65  $ 9.68  $ 8.63  $12.42  $11.22  $       10.00
                   ------  ------  ------  ------  ------  ------  ------  ------  ------         ------

Net investment
 income..........    0.60    0.42    0.37    0.34    0.37    0.46    0.48    0.38    0.48           0.76
Net realized and
 unrealized gain
 (loss)..........    0.82    0.11    1.67    0.15    1.05   (2.06)   1.20   (2.87)   1.59           1.22     **
                   ------  ------  ------  ------  ------  ------  ------  ------  ------         ------

Total from
 investment
 operations......    1.42    0.53    2.04    0.49    1.42   (1.60)   1.68   (2.49)   2.07           1.98
                   ------  ------  ------  ------  ------  ------  ------  ------  ------         ------

Less dividends
 and
 distributions
 from:
   Net investment
   income........   (0.50)  (0.40)  (0.34)  (0.24)  (0.40)  (0.43)  (0.63)  (0.23)  (0.46)         (0.76)
   Net realized
   gain..........    --      --      --      --      --      --      --     (1.07)  (0.41)      --
                   ------  ------  ------  ------  ------  ------  ------  ------  ------         ------

Total dividends
 and
 distributions...   (0.50)  (0.40)  (0.34)  (0.24)  (0.40)  (0.43)  (0.63)  (1.30)  (0.87)         (0.76)
                   ------  ------  ------  ------  ------  ------  ------  ------  ------         ------

Net asset value,
 end of period...  $11.67  $10.75  $10.62  $ 8.92  $ 8.67  $ 7.65  $ 9.68  $ 8.63  $12.42  $       11.22
                   ------  ------  ------  ------  ------  ------  ------  ------  ------         ------
                   ------  ------  ------  ------  ------  ------  ------  ------  ------         ------

TOTAL INVESTMENT
RETURN+..........   13.68%   5.02%  23.22%   5.69%  18.93% (16.93)%  20.20% (19.79)%  19.21%         19.91     %(1)

RATIOS TO AVERAGE
NET ASSETS:
Expenses.........    1.96%   1.93%   1.93%   1.92%   1.92%   1.88%   1.76%   1.79%   1.62%          1.72     %(2)

Net investment
 income..........    5.24%   3.68%   3.44%   3.43%   4.34%   4.96%   4.93%   3.87%   3.85%          7.11     %(2)

SUPPLEMENTAL DATA:
Net assets, end
 of period, in
 millions........    $185    $190    $208    $218    $297    $413    $822  $1,073  $2,029              $1,488

Portfolio
 turnover rate...     138%    184%    221%    145%    133%     92%    167%    472%    572%           272     %(1)

---------------------
 *   Commencement of operations.
**   Includes the effect of capital share transactions.
 +   Does not reflect the deduction of sales charge.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER CONVERTIBLE SECURITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Convertible Securities Trust, (the "Fund") at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the nine years in the period then ended and for the period October 31, 1985 (commencement of operations) through September 30, 1986, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 1995, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
OCTOBER 18, 1995

--------------------------------------------------------------------------------

                      1995 FEDERAL TAX NOTICE (UNAUDITED)

       During  the fiscal  year ended September  30, 1995,  15.39% of the
       income  dividends  qualified  for  dividends  received   deduction
       available to corporations.

                 (This page has been left blank intentionally.)

TRUSTEES
Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo               DEAN WITTER
Edwin J. Garn                        CONVERTIBLE
John R. Hiare                        SECURITIES
Dr. Manuel H. Johnson                TRUST
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Ronald J. Worobel
Vice President

Michael G. Knox
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048





This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and turstees, fees, expenses and other pertinent information, please see the prospectus of the Fund

This report is not authorized for distribution to prospective infestors in the Fund unless prreceded or accompanied by an effective prospectus.



ANNUAL REPORT
SEPTEMBER 30, 1995

                   DEAN WITTER CONVERTIBLE SECURITIES TRUST
                              GROWTH OF $10,000



          DATE                   TOTAL             GOLDMAN SACHS
   |------------------------|-------------------|-------------------------|
   | October 31, 1985       |      $10,000      |        $10,000          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1986     |      $11,991      |        $12,282          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1987     |      $14,295      |        $15,023          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1988     |      $11,465      |        $13,998          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1989     |      $13,781      |        $15,696          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1990     |      $11,449      |        $13,322          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1991     |      $13,615      |        $16,742          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1992     |      $14,390      |        $19,756          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1993     |      $17,731      |        $23,402          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1994     |      $18,621      |        $24,006          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1995     |      $21,168(3)   |        $28,536          |
   |------------------------|-------------------|-------------------------|




                           AVERAGE ANNUAL TOTAL RETURNS

                   1 YEAR         5 YEARS         LIFE OF FUND
                |------------|----------------|-------------------|
                | 13.68(1)   |     13.08(1)   |     7.86(1)       |
                |------------|----------------|-------------------|
                | 8.68(2)    |     12.83(2)   |     7.86(2)       |
                |------------|----------------|-------------------|


                |------------------------------------------------|
                | __ Fund         __ Goldman Sachs (4)           |
                |------------------------------------------------|



Past performance is not predictive of future returns.

---------------------------------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC)
     (1 year-5%, 5 years-2%, since inception-0%). See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value  assuming a complete redemption on September 30, 1995.

(4) The Goldman Sachs Convertible 100 Index tracks the performance of 100 equally weighted convertible issues with market capitalizations of at least $100 million. The index does not include any expenses, fees or charges.